UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities and Exchange Act of 1934
Date of Report (Date of earliest event reported): March 20, 2013

COVIDIEN PUBLIC LIMITED COMPANY
(Exact Name of Registrant as Specified in Charter)

Ireland	001-33259	98-0624794
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
20 On Hatch, Lower Hatch Street
Dublin 2, Ireland
(Address of Principal Executive Offices, including Zip Code)
+353 (1) 438-1700
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)    Compensatory Arrangements of Certain Officers

Covidien Change in Control Severance Plan for Certain U.S. Officers and Executives, as amended and restated

On March 20, 2013, the Compensation and Human Resources Committee (the “Committee”) of the Board of Directors of Covidien plc (the “Company”) approved amending the Company's Change in Control Severance Plan for Certain U.S. Officers and Executives (the “Change in Control Plan”), effective April 1, 2013. The amendments to the Change in Control Plan:

•
eliminate, for the Chief Executive Officer, the right to receive payment of a tax gross-up amount as a result of the application of Section 280G of the Internal Revenue Code of 1986, as amended (“Code Section 280G”) to certain payments made under the Change in Control Plan; and

•
apply, to the Chief Executive Officer, the Change in Control Plan's “best-net” provision which currently applies to all other officers and provides that, if Code Section 280G applies to payments made under the Change in Control Plan and such payments trigger an excise tax, then these payments will be reduced to an amount which is one dollar less than the amount which triggers the excise tax, if such reduction would result in a greater net amount paid to the officer.

The description above is a summary of the amendments to the Change in Control Plan and is qualified in its entirety by the complete text of the amended plan, which is attached to this report as Exhibit 10.1, and incorporated herein by reference.

Amended Terms and Conditions of Performance Unit Awards
(FY11-FY13 Performance Cycle, FY12-FY14 Performance Cycle and FY13-FY15 Performance Cycle)

In connection with the planned separation of the Company's Pharmaceuticals business (the “Separation”), the Committee approved, on March 20, 2013, amending the Terms and Conditions of Performance Unit Awards for the FY11-FY13 Performance Cycle (the “FY11 PSU Award”), the FY12-FY14 Performance Cycle (the “FY12 PSU Award”) and the FY13-FY15 Performance Cycle (the “FY13 PSU Award”). These amendments are contingent upon the consummation of the Separation; if the Separation is not consummated, the amendments will not take effect.

The amendments to the FY11 PSU Award, FY12 PSU Award and FY13 PSU Award:

•
provide that the value of the stock dividend distributed in respect of the Separation shall be disregarded and shall not be treated as a dividend for purposes of calculating the “Dividends Paid” (as defined in the applicable terms and conditions) component of the Company's total shareholder return during the applicable performance cycle.

The amendments to the FY12 PSU Award and FY13 PSU Award also:

•
provide that the value of the stock dividend distributed in respect of the Separation shall be treated as a reinvested dividend, and shall include dividends attributable to such reinvested dividend, for purposes of calculating the “Ending Stock Price” (as defined in the applicable terms and conditions) component of the Company's total shareholder return during the applicable performance cycle.

In addition to the amendments listed above, the amendments to the FY12 PSU Award:

•
remove Bristol-Myers Squibb Co. and Eli Lilly from the Healthcare Industry Index (as defined in the applicable terms and conditions). As of the date that the Committee adopted this amendment, the removal of these companies has no impact on the attained level of achievement under the FY12 PSU Award.

In addition to the amendments listed above, the amendments to the FY11 PSU Award:

•	terminate the performance cycle as of the effective date of the Separation; and

•
vest the award on September 27, 2013, based on the Company's relative total shareholder return during the performance cycle as certified by the Compensation and Human Resources Committee, provided that the executive is employed on the vesting date.

The description above is a summary of the amendments to the FY11 PSU Award, the FY12 PSU Award and the FY13 PSU Award and is qualified in its entirety by the complete text of the awards, copies of which are attached to this report as Exhibit 10.2, Exhibit 10.3 and Exhibit 10.4, respectively, and incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the Company's Annual General Meeting of Shareholders on March 20, 2013, the shareholders

•	elected all ten of the Company's nominees for director;

•	appointed Deloitte & Touche LLP to serve as the Company's independent auditors for the fiscal year ending September 27, 2013 and authorized the Audit Committee to set the auditor's remuneration;

•	approved, on an advisory basis, the compensation of the Company's named executive officers described in the proxy statement;

•	approved the amended and restated Covidien Stock and Incentive plan;

•	authorized the Company and/or any subsidiary of the Company to make market purchases of Company shares;

•	authorized the price range at which the Company can reissue shares it holds as treasury shares (Special Resolution);

•	approved an amendment to the Company's Articles of Association to expand the authority to execute instruments of transfer (Special Resolution);

•	approved, on an advisory basis, the creation of distributable reserves for Mallinckrodt plc.
Shares were voted on these proposals as follows:
Proposal 1(a)-(j). To re-elect ten (10) directors to hold office until the Company's next Annual General Meeting of Shareholders:

Nominees		For	Against	Abstain	Broker Non-Votes
(a)	José E. Almeida	374,905,776	7,522,609	2,099,622	27,609,033
(b)	Joy A. Amundson	383,046,100	438,113	1,043,794	27,609,033
(c)	Craig Arnold	382,860,220	618,955	1,048,832	27,609,033
(d)	Robert H. Brust	382,783,480	696,877	1,047,650	27,609,033
(e)	John M. Connors, Jr.	382,594,019	893,429	1,040,559	27,609,033
(f)	Christopher J. Coughlin	382,822,114	657,567	1,048,326	27,609,033
(g)	Randall J. Hogan, III	382,869,284	611,749	1,046,974	27,609,033
(h)	Martin D. Madaus	382,016,737	1,460,623	1,050,647	27,609,033
(i)	Dennis H. Reilley	381,094,912	2,388,674	1,044,421	27,609,033
(j)	Joseph A. Zaccagnino	381,113,621	2,367,739	1,046,647	27,609,033
Proposal 2. To appoint Deloitte & Touche LLP as the independent auditors of the Company and to authorize the Audit Committee of the Board of Directors to set the auditors' remuneration:

For:	Against:	Abstain:
406,821,863	4,230,454	1,084,723

Proposal 3. To approve, on an advisory basis, the compensation of the Company's named executive officers described in the proxy statement:

For:	Against:	Abstain:	Broker Non-Votes
362,672,043	19,443,679	2,412,285	27,609,033

Proposal 4. To approve the amended and restated Covidien Stock and Incentive Plan:

For:	Against:	Abstain:	Broker Non-Votes
346,727,351	36,602,276	1,198,380	27,609,033

Proposal 5. To authorize the Company and/or any subsidiary of the Company to make market purchases of Company shares:

For:	Against:	Abstain:
409,989,816	564,189	1,583,035

Proposal 6. To authorize, via special resolution, the price range at which Covidien can reissue shares that it holds as treasury shares:

For:	Against:	Abstain:
404,039,370	6,530,711	1,566,959

Proposal 7. To amend, via special resolution, the Company's Articles of Association to expand the authority to execute instruments of transfer:

For:	Against:	Abstain:
409,730,638	935,862	1,470,540

Proposal 8. To approve, on an advisory basis, the creation of distributable reserves for Mallinckrodt plc:

For:	Against:	Abstain:
409,080,954	821,249	2,234,837

Item 7.01.	Regulation FD Disclosure

Lead Director

On March 20, 2013, the Company issued a press release announcing that its Board of Directors had appointed Dennis H. Reilley as its independent Lead Director, effective as of March 20, 2013.
A copy of the press release is furnished as Exhibit 99.1 to this report.

Share Repurchase Program

On March 21, 2013, the Company issued a press release announcing that its Board of Directors had authorized a program to purchase up to $3.0 billion of the Company's ordinary shares from time to time, based on market conditions.
A copy of the press release is furnished as Exhibit 99.2 to this report.

Item 9.01.	Financial Statements and Exhibits
(d)    Exhibits
3.1    Memorandum and Articles of Association, as amended March 20, 2013

10.1	Covidien Change in Control Severance Plan for Certain U.S. Officers and Executives (as amended and restated)
10.2    Amended Terms and Conditions of Performance Unit Awards (FY11-FY13)
10.3    Amended Terms and Conditions of Performance Unit Awards (FY12 -FY14)
10.4    Amended Terms and Conditions of Performance Unit Awards (FY13 -FY15)
10.5    Covidien Stock and Incentive Plan (as amended and restated)
99.1    Press Release dated March 20, 2013
99.2    Press Release dated March 21, 2013

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COVIDIEN PUBLIC LIMITED COMPANY

By:	/s/ John W. Kapples
John W. Kapples
Vice President and Corporate Secretary
Date: March 26, 2013

EXHIBIT INDEX

Exhibit No.	Exhibit Name

3.1	Memorandum and Articles of Association, as amended March 20, 2013
10.1	Covidien Change in Control Severance Plan for Certain U.S. Officers and Executives (as amended and restated)
10.2	Amended Terms and Conditions of Performance Unit Awards (FY11-FY13)
10.3	Amended Terms and Conditions of Performance Unit Awards (FY12 -FY14)
10.4	Amended Terms and Conditions of Performance Unit Awards (FY13 -FY15)
10.5	Covidien Stock and Incentive Plan (as amended and restated)
99.1	Press Release dated March 20, 2013
99.2	Press Release dated March 21, 2013